                                                                     EXHIBIT 99
                                  Exhibit Index

EXHIBIT     DESCRIPTION

EX-99.a     Amended and Restated Agreement and Declaration of Trust, dated
March 26, 2004 (filed as Exhibit a to Post-Effective Amendment No. 37 to the
Registration Statement on Form N-1A of the Registrant, File No. 2-82734, on
October 24, 2004 and incorporated herein by reference).

EX-99.b     Amended and Restated Bylaws, dated August 26, 2004.

EX-99.c     Registrant hereby incorporates by reference, as though set forth fully herein, Article III, Article IV, Article V, Article VI and Article VIII of
Registrant's Amended and Restated Agreement and Declaration of Trust, included as Exhibit (a) herein, and Article II, Article VII, Article VIII and Article IX
of Registrant's Amended and Restated Bylaws, incorporated by reference as
Exhibit (b) herein.

EX-99.d     Amended and Restated Management Agreement between American
Century California Tax-Free and Municipal Funds and American Century Investment
Management, Inc., dated August 1, 2004 (filed as Exhibit d to Post-Effective
Amendment No. 37 to the Registration Statement on Form N-1A of the Registrant,
File No. 2-82734, on October 24, 2004 and incorporated herein by reference).

EX-99.e1    Amended and Restated Distribution Agreement with American Century
Investment Services, Inc., dated November 17, 2004 (filed as Exhibit e to
Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 2004, and
incorporated herein by reference).

EX-99.g1    Master Agreement with Commerce Bank N.A., dated January 22, 1997
(filed as Exhibit b8e to Post-Effective Amendment No. 76 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on February 28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated
August 9, 1996 (filed as Exhibit b8 to Post-Effective Amendment No. 31 to the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No. 2-99222, on February 7, 1997, and incorporated herein by reference).

EX-99.g3    Amendment to Global Custody Agreement with The Chase Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the Registration Statement on Form N-1A of American Century Variable
Portfolios II, Inc., File No. 333-46922, on January 9, 2001, and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global Custody Agreement between American
Century Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective Amendment No. 35 to the Registration Statement
on Form N-1A of American Century Quantitative Equity Funds, Inc., File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.g5    Chase Manhattan Bank Custody Fee Schedule, dated October 19, 2000
(filed as Exhibit g5 to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.h1    Transfer Agency Agreement with American Century Services
Corporation, dated August 1, 1997 (filed as Exhibit 9 to Post-Effective
Amendment No. 33 to the Registration Statement on Form N-1A of American Century
Government Income Trust, File No. 2-99222, on July 31, 1997, and incorporated herein by reference).

EX-99.h2    Amendment No. 1 to the Transfer Agency Agreement with American
Century Services Corporation, dated June 29, 1998 (filed as Exhibit b9b to
Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, File No. 33-19589, on June 29, 1998,
and incorporated herein by reference).

EX-99.h3    Amendment No. 2 to the Transfer Agency Agreement with American
Century Services Corporation, dated November 20, 2000 (filed as Exhibit h4 to
Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-82734, on December 29, 2000, and incorporated herein by reference).

EX-99.h4    Amendment No. 3 to the Transfer Agency Agreement with American
Century Services Corporation, dated August 1, 2001 (filed as Exhibit h5 to
Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, File No. 2-99222, on July 31, 2001,
and incorporated herein by reference).

EX-99.h5    Amendment No. 4 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 3, 2001 (filed as Exhibit h6 to
Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on November 30, 2001, and
incorporated herein by reference).

EX-99.h6    Amendment No. 5 to the Transfer Agency Agreement with American
Century Services Corporation, dated July 1, 2002 (filed as Exhibit h6 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust, File No. 33-65170, on June 28, 2002, and
incorporated herein by reference).

EX-99.h7    Amendment No. 6 to the Transfer Agency Agreement with American
Century Services Corporation, dated September 3, 2002 (filed as Exhibit h9 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Municipal Trust, File No. 2-91229, on September 30, 2002, and
incorporated herein by reference).

EX-99.h8    Amendment No. 7 to the Transfer Agency Agreement with American
Century Services Corporation, dated December 31, 2002 (filed as Exhibit h7 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of
American Century Variable Portfolios II, Inc., File No. 333-46922, on December
23, 2002, and incorporated herein by reference).

EX-99.h9    Credit Agreement with JPMorgan Chase Bank, as Administrative
Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective Amendment
No. 39 to the Registration Statement on Form N-1A of American Century Target
Maturities Trust, File No. 2-94608, on January 30, 2004, and incorporated herein by reference).

EX-99.h10   Termination, Replacement and Restatement Agreement with JPMorgan
Chase Bank N.A., as Administrative Agent, dated December 15, 2004.

EX-99.h11   Customer Identification Program Reliance Agreement, dated August
26, 2004 (filed as Exhibit h2 to Post-Effective Amendment No. 1 to the
Registration Statement on Form N-1A of American Century Asset Allocation
Portfolios, Inc., File No. 333-116351, on September 1, 2004, and incorporated herein by reference).

EX-99.i     Opinion and Consent of Counsel, dated December 29, 2004.

EX-99.j1    Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm, dated December 23, 2004.

EX-99.j2    Power of Attorney, dated December 9, 2004.

EX-99.j3    Secretary's Certificate, dated December 10, 2004.

EX-99.m1    Master Distribution and Individual Shareholder Services Plan (C
Class), dated September 16, 2000 (filed as Exhibit m3 to Post-Effective
Amendment No. 35 to the Registration Statement on Form N-1A of American Century
Target Maturities Trust, File No. 2-94608, on April 17, 2001, and incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated August 1, 2001 (filed as Exhibit m5 to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of
American Century Government Income Trust, on July 31, 2001, File No. 2-99222,
and incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated December 3, 2001 (filed as Exhibit m7 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of
American Century Investment Trust on November 30, 2001, File No. 33-65170, and
incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated July 1, 2002 (filed as Exhibit m9 to
Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of
American Century Investment Trust on June 28, 2002, File No. 33-65170, and
incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated September 3, 2002 (filed as Exhibit
m5 to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A
of American Century Municipal Trust, File No. 2-91229, on September 30, 2002,
and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated January 2, 2004 (filed as Exhibit m6 to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of
the Registrant, File No. 2-91229, on February 26, 2004, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Individual
Shareholder Services Plan (C Class), dated May 1, 2004 (filed as Exhibit m13 to
Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, on April
29, 2004, and incorporated herein by reference).

EX-99.m8    Master Distribution and Individual Shareholder Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m9    Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated February 27, 2004 (filed as Exhibit
m18 to Post-Effective Amendment No. 104 to the Registration Statement on Form
N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on February 26,
2004, and incorporated herein by reference).

EX-99.m10   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated September 30, 2004 (filed as Exhibit
m22 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on November 29,
2004, and incorporated herein by reference).

EX-99.m11   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (A Class), dated November 17, 2004 (filed as Exhibit
m23 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on November 29,
2004, and incorporated herein by reference).

EX-99.m12   Master Distribution and Individual Shareholder Services Plan (B
Class), dated September 3, 2004 (filed as Exhibit m7 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal Funds, File No. 2-82734, on October 1, 2002, and
incorporated herein by reference).

EX-99.m13   Amendment No. 1 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated February 27, 2004 (filed as Exhibit
m20 to Post-Effective Amendment No. 104 to the Registration Statement on Form
N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on February 26,
2004, and incorporated herein by reference).

EX-99.m14   Amendment No. 2 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated September 30, 2004 (filed as Exhibit
m26 to Post-Effective No. 106 to the Registration Statement on Form N-1A of
American Century Mutual Funds, Inc., File No. 2-14213, on November 29, 2004, and
incorporated herein by reference).

EX-99.m15   Amendment No. 3 to the Master Distribution and Individual
Shareholder Services Plan (B Class), dated November 17, 2004 (filed as Exhibit
m27 to Post-Effective Amendment No. 106 to the Registration Statement on Form
N-1A of American Century Mutual Funds, Inc., File No. 2-14213, on November 29,
2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated Multiple Class Plan, dated September 3, 2002
(filed as Exhibit n1 to Post-Effective Amendment No. 35 to the Registration
Statement on Form N-1A of the Registrant, File No. 2-82734, on December 17,
2002, and incorporated herein by reference).

EX-99.n2    Amendment No. 1 to the Amended and Restated Multiple Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A of American Century Municipal Trust,
File No. 2-91229, on December 23, 2002, and incorporated herein by reference).

EX-99.n3    Amendment No. 2 to the Amended and Restated Multiple Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of American Century Strategic Asset
Allocations, Inc., File No. 33-79482, on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment No. 3 to the Amended and Restated Multiple Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of American Century Mutual Funds,
Inc., File No. 2-14213, on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment No. 4 to the Amended and Restated Multiple Class Plan,
dated May 1, 2004 (filed as Exhibit n5 to Post-Effective Amendment No. 35 to the
Registration Statement on Form N-1A of American Century Quantitative Equity
Funds, Inc., File No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment No. 5 to the Amended and Restated Multiple Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century Investment Trust,
File No. 33-65170, on August 1, 2004, and incorporated herein by reference).

EX-99.n7    Amendment No. 6 to the Amended and Restated Multiple Class Plan,
dated as of September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment
No. 20 to the Registration Statement on Form N-1A of American Century Strategic
Asset Allocations, Inc., File No. 33-79482, on September 29, 2004, and
incorporated herein by reference).

EX-99.n8    Amendment No. 7 to the Amended and Restated Multiple Class Plan,
dated November 17, 2004 (filed as Exhibit n8 to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of American Century Mutual Funds,
Inc., File No. 2-14213, on November 29, 2004, and incorporated herein by reference).

EX-99.p1    American Century Investments Code of Ethics amended January 1,
2005.

EX-99.p2    Independent Directors' Code of Ethics amended March 4, 2000
(filed as Exhibit p2 to Post-Effective Amendment No. 106 to the Registration
Statement on Form N-1A of American Century Mutual Funds, Inc., File No. 2-14213,
on November 29, 2004, and incorporated herein by reference).